SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2008
Strategic Diagnostics Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive
Newark, DE	19702
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 456-6789
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On May 1, 2008, Strategic Diagnostics Inc. issued a press release announcing results for the first quarter ended March 31, 2008. A copy of that press release is being furnished as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.
The following exhibit is being furnished with this report
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title
99	Press Release issued on May 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.
By:	/s/ Stanley Fronczkowski
Stanley Fronczkowski
Chief Financial Officer

Dated: May 2, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press Release issued on May 1, 2008